Exhibit 10.5

NISSAN AUTO RECEIVABLES 2026-A OWNER TRUST

AMENDED AND RESTATED TRUST AGREEMENT

between

NISSAN AUTO RECEIVABLES COMPANY II LLC,

as Depositor,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Owner Trustee

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Certificate Registrar and Certificate Paying Agent

Dated as of May 27, 2026

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

Exhibit A	Form of Certificate
Exhibit B	Form of Transferee Representation Letter

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This AMENDED AND RESTATED TRUST AGREEMENT, dated as of May 27, 2026 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), is by and among NISSAN AUTO RECEIVABLES COMPANY II LLC, a Delaware limited liability company, as depositor (the “Depositor”), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers (“Wilmington Trust”), not in its individual capacity but solely as owner trustee (in such capacity, the “Owner Trustee”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as certificate registrar and paying agent (in such capacity, as applicable, the “Certificate Registrar” or the “Certificate Paying Agent”).

WHEREAS, the Depositor and the Owner Trustee entered into that certain trust agreement, dated as of April 9, 2026 (the “Original Trust Agreement”), pursuant to which Nissan Auto Receivables 2026-A Owner Trust (the “Issuer”) was created; and

WHEREAS, in connection with the issuance of the Notes, the parties hereto are entering into this Agreement pursuant to which, among other things, the Original Trust Agreement will be amended and restated, and the Certificates will be issued.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings assigned to such terms in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Sale and Servicing Agreement”), by and among Nissan Auto Receivables Company II LLC, as seller, Nissan Motor Acceptance Company LLC, as servicer, Nissan Auto Receivables 2026-A Owner Trust, as issuer, and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).

SECTION 1.02. Other Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) references to an Article or Section such as “Article One” or “Section 1.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation,” (v) the term “or” shall include “and/or,” (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) references to Persons include their permitted successors and assigns, (viii) references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this

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Agreement, (ix) references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto, (x) references to this Agreement include all Exhibits hereto, (xi) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding” and (xii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form.

ARTICLE II

ORGANIZATION

SECTION 2.01. Trust Name and Status. The trust formed pursuant to the Original Trust Agreement and continued hereby is known as “Nissan Auto Receivables 2026-A Owner Trust,” in which name the Issuer may engage in activities as permitted by the Basic Documents, make and execute contracts and other instruments and sue and be sued, to the extent provided herein. It is the intention of the parties hereto that the Issuer shall be a statutory trust under the Statutory Trust Act, and that this Agreement shall constitute the governing instrument of that statutory trust.

SECTION 2.02. Office. The principal place of business of the Issuer for purposes of Delaware law shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Servicer. The Issuer may establish additional offices located at such place or places inside or outside of the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Administrator.

SECTION 2.03. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority and is authorized, to engage in the following activities:

(a) to issue Notes pursuant to the Indenture and Certificates pursuant to this Agreement;

(b) to acquire the Transferred Assets from the Depositor in exchange for (A) the issuance of the Notes to the Depositor, (B) certain capital contributions from the Depositor and (C) the issuance of the Certificate to the Depositor;

(c) to pay interest on and principal of the Notes;

(d) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to, and on the terms and conditions set forth in, the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement, the Sale and Servicing Agreement and the Indenture any portion of the Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture as set forth therein and in the Sale and Servicing Agreement;

(e) to enter into and perform its obligations under the Basic Documents to which the Issuer is a party;

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(f) to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith; and

(g) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and the Noteholders and in respect of amounts to be released to the Depositor, the Servicer, the Administrator and third parties, if any.

The Issuer shall not engage in any activity other than in connection with the foregoing or as required or authorized by the terms of the Basic Documents.

SECTION 2.04. Appointment of the Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

SECTION 2.05. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, who are intended to be “beneficial owners” within the meaning of the Statutory Trust Act, subject to the Lien of the Indenture Trustee (for the benefit of the Noteholders) and the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, for U.S. federal income tax, state and local income tax and franchise tax purposes, until the Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), the Issuer will be disregarded as an entity separate from the Depositor (or another Person that beneficially owns all of the Certificates) and the Notes will be characterized as debt. At such time that the Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), it is the intention of the parties hereto that, solely for U.S. federal income and franchise tax purposes, the Issuer shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Issuer, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The Depositor and the Certificateholders, by acceptance of a Certificate, agree to such treatment and agree to take no action inconsistent with such treatment. The parties agree that, unless otherwise required by appropriate tax authorities, until the Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), the Issuer will not file or cause to be filed annual or other necessary tax returns, reports and other forms inconsistent with the characterization of the Issuer as a disregarded entity of its owner. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, under the Statutory Trust Act with respect to accomplishing the purposes of the Issuer. The Certificate of Trust was filed pursuant to the Statutory Trust Act, and the Owner Trustee shall file or cause to be filed such amendments thereto as shall be necessary or appropriate to satisfy the purposes of this Agreement and as shall be consistent with the provisions hereof.

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SECTION 2.06. Liability of the Certificateholders. No Certificateholder (including the Depositor if the Depositor is a Certificateholder) shall have any personal liability for any liability or obligation of the Issuer, solely by reason of it being a Certificateholder.

SECTION 2.07. Title to Trust Property. Legal title to all of the Trust Estate shall be vested at all times in the Issuer as a separate legal entity.

SECTION 2.08. Situs of Issuer. The Issuer shall be located in the State of Delaware and shall be administered in the States of Delaware, New York, Minnesota, Tennessee or Illinois. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the States of Delaware, Minnesota or New York. The Issuer shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware.

SECTION 2.09. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that, as of the Closing Date:

(a) Organization and Good Standing. The Depositor is duly organized, validly existing and in good standing under the laws of the state of its formation, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire and own the Receivables.

(b) Due Qualification. The Depositor is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, and where the failure to so qualify would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement.

(c) Power and Authority. The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms. The Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited as part of the Trust Estate and has duly authorized such sale and assignment to the Issuer by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary action.

(d) Binding Obligations. This Agreement is a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability shall be considered in a proceeding in equity or law.

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the governing documents of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture,

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agreement or other instrument (other than the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties; which breach, default, conflict, Lien or violation in any case would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement.

(f) No Proceedings. There are no proceedings or investigations pending, or, to the Depositor’s knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; or (iv) relating to the Depositor and that would adversely affect the federal or any state income tax attributes of the Issuer, the Certificates or the Notes.

(g) Independent Manager. Notwithstanding anything to the contrary in the Depositor’s Formation Documents, the Depositor shall ensure that at least one manager of the Depositor shall be an Independent Manager.

SECTION 2.10. Covenants of the Certificateholder. Each Certificateholder, by becoming a beneficial owner of the Certificate, hereby acknowledges and agrees (a) that the Certificateholder is subject to the terms, provisions and conditions of the Certificate, to which the Certificateholder agrees to be bound; and (b) that it shall not take any position in such Certificateholder’s tax returns inconsistent with Section 2.05 herein and Section 2.13 of the Indenture.

SECTION 2.11. Power of Attorney. Pursuant to the Administration Agreement, the Owner Trustee has authorized the Administrator to perform certain of its administrative duties hereunder, including duties with respect to the management of the Trust Estate, and in connection therewith hereby grants the Administrator its revocable power of attorney. Each Certificateholder by such Certificateholder’s acceptance of any Certificate or beneficial interest therein, as the case may be, shall be deemed to have granted power of attorney to the Administrator for purposes of actions taken or to be taken with respect to the Certificates.

ARTICLE III

CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.01. Initial Ownership. Upon the formation of the Issuer pursuant to the Original Trust Agreement and filing of the Certificate of Trust, and until the issuance of the Certificate, the Depositor shall be sole beneficiary of the Issuer, and upon the issuance of the Certificate, the Depositor will no longer be a beneficiary of the Issuer, except to the extent that the Depositor is a Certificateholder.

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SECTION 3.02. The Certificate.

(a) The Certificate shall be issued in the form of a typewritten Certificate, substantially in the form set forth in Exhibit A, representing a definitive Certificate and shall be registered in the name of “Nissan Auto Receivables Company II LLC” as the initial registered owner thereof. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its Authenticating Agent, by manual or facsimile signature; and such authentication shall constitute conclusive evidence, and the only evidence, that such Certificate shall have been duly authenticated and delivered hereunder. Each Certificateholder, by becoming an owner of a Certificate and beneficial owner of the Issuer, hereby acknowledges and agrees that the Certificateholder is subject to the terms, provisions and conditions of the Certificate and this Agreement, to which the Certificateholder agrees to be bound. Except for the issuance of the Certificate to the Depositor, no Certificate may be sold, pledged, exchanged or otherwise transferred to any Person except in accordance with Section 3.04 and any attempted sale, pledge, exchange or transfer (each referred to hereinafter as a “transfer”) in violation of such Sections shall be null and void.

(b) The Certificates may be printed, lithographed, typewritten, mimeographed or otherwise produced, and may be executed on behalf of the Issuer by manual or facsimile signature of an Authorized Officer of the Owner Trustee and authenticated on behalf of the Owner Trustee or its Authenticating Agent by the manual or facsimile signature of an Authorized Officer of the Authenticating Agent. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefits of this Agreement and shall be valid and binding obligations of the Issuer, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

If transfer of a Certificate is permitted pursuant to Section 3.04, the transferee of such Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon such transferee’s acceptance of a Certificate duly registered in such transferee’s name pursuant to Section 3.04.

SECTION 3.03. Authentication and Delivery of Certificates. Concurrently with the initial transfer of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause to be executed, authenticated and delivered on behalf of the Issuer to the Depositor the Certificates representing 100% of the beneficial interest in the Issuer, authenticated and delivered to or upon the written order of the Depositor. All Certificates shall be dated the date of their authentication. Upon issuance, execution and delivery pursuant to the terms hereof, the Certificates shall be entitled to the benefits of this Agreement. U.S. Bank Trust Company, National Association shall be the initial Authenticating Agent of the Owner Trustee hereunder, and all references herein to authentication by the Owner Trustee shall be deemed to include the Authenticating Agent.

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SECTION 3.04. Registration of Transfer and Exchange of Certificates.

(a) The Certificate Registrar shall keep or cause to be kept, at its Corporate Trust Office, a register (the “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and, if and to the extent transfers are permitted pursuant to Section 3.04(c), the registration of transfers and exchanges of the Certificate as herein provided. U.S. Bank Trust Company, National Association shall be the initial Certificate Registrar. In the event that the Certificate Registrar shall for any reason become unable to act as Certificate Registrar, the Certificate Registrar shall promptly give written notice to such effect to the Depositor, the Owner Trustee and the Servicer. Upon receipt of such notice, the Servicer shall appoint a successor Certificate Registrar, which shall be a bank or trust company and which shall agree to act in accordance with the provisions of this Agreement applicable to it, to act as Certificate Registrar under this Agreement.

(b) Each Certificate shall bear a legend regarding transfers to the effect of the legend on the form of Certificate attached as Exhibit A hereto, unless determined otherwise by the Servicer (as certified to the Certificate Registrar in an Officer’s Certificate) consistent with applicable law.

(c) If and to the extent transfers are permitted pursuant to Section 3.04, as a condition to the registration of any transfer of a Certificate, the prospective transferee shall be required to represent in writing to the Owner Trustee, the Depositor and the Certificate Registrar the following (except that any restriction or requirement described below may be removed or modified if the Depositor has received an opinion from a nationally recognized tax counsel (which, for the avoidance of doubt, may rely on reasonable representations of the applicable transferee or other applicable persons) that such restriction or requirement is not necessary to conclude that any such transfer would not cause any of the tax opinions that were rendered on the Closing Date to be inaccurate if rendered as of the transfer date and will not cause a material adverse effect on any Noteholder):

(i) Following such transfer, neither the transferor nor the transferee holds less than 5% beneficial interest in the Issuer, unless the Seller transfers their entire beneficial interest in the Issuer.

(ii) It has neither acquired through nor will it transfer any Certificate it purchases (or any interest therein) through or cause any such Certificates (or any interest therein) to be traded or readily available on or through (A) an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations, or (B) a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704(b)(2) of the Code.

(iii) It either (A) is not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) is such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Certificates and (y) it is not and will not be a principal purpose of the arrangement involving such entity’s beneficial interest in any Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

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(iv) It understands that no subsequent transfer of the Certificates is permitted unless it causes its proposed transferee to provide the Issuer and the Certificate Registrar a letter substantially in the form of Exhibit B hereto; provided, however, that any attempted transfer that would either cause the aggregate number of registered holders of Certificates and holders of interests in Restricted Notes to exceed 95 shall be a void transfer.

(v) (A) It understands that no transfer of a Certificate (or interest therein) is permitted (nor shall a Certificate be so held) if (I) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation and (II) either (x) a member of such Section 385 Expanded Group owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in the Section 385 Controlled Partnership, is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). (B) It understands that no transfer of a Certificate (or interest therein) shall be permitted (nor shall a Certificate be so held) if (I) it results in the Issuer becoming an entity disregarded as separate from a Domestic Corporation for U.S. federal income tax purposes and (II) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership) is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h) which includes such Domestic Corporation). For purposes of determining the Issuer’s ownership interests in this paragraph, any Restricted Notes shall be taken into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a Section 385 Controlled Partnership or a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if the Restricted Notes are taken into account as ownership interests for this purpose then the Restricted Notes are not also considered Notes for the Note ownership restriction of this paragraph).

(vi) (A) It shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226(a) of the Code (and any corresponding provision of state law) and (B) if it is not the beneficial owner of a Certificate, such beneficial owner shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226(a) of the Code (and any corresponding provision of state law) and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226(a) of the Code (or any corresponding provision of state law), hereby appoints the transferee as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code (and any corresponding provision of state law).

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(vii) In the event of any subsequent transfer of a Certificate (or any interest therein), it shall comply with Section 1446(f) of the Code (including with respect to deducting and withholding from the purchase price paid in respect of such Certificate unless the transferee obtained a certificate providing for an exemption from such withholding).

If and to the extent transfers are permitted pursuant to Section 3.04, as a condition to the registration of any transfer of a Certificate, the prospective transferee shall be required to represent in writing to the Owner Trustee, the Depositor and the Certificate Registrar substantially in the form of Exhibit B to the effect that: (i) such transferee is not a Non-U.S. Person, (ii) such transferee is not, and will not be, acquiring or holding the Certificate for, on behalf of, or with the assets of a Benefit Plan Investor, and (iii) if such transferee is acquiring or holding the Certificate for, on behalf of, or with the assets of a Plan that is subject to Similar Law, its acquisition, holding and disposition of the Certificates (or interest therein) will not result in a violation of Similar Law and will not result in the assets of the Issuer being (a) plan assets of such Plan or (b) subject to Similar Law.

Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to or for the account of a Benefit Plan Investor shall be void and of no effect.

(d) By acceptance of any Certificate, the related Certificateholder specifically agrees with and represents to the Depositor, the Issuer and Certificate Registrar that no transfer of such Certificate shall be made unless the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act.

(e) Upon surrender for registration of transfer or exchange of any Certificate at the office of the Certificate Registrar and upon compliance with the provisions of this Agreement relating to such transfer or exchange the Owner Trustee shall execute and shall, or shall cause the Authenticating Agent to, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate face amount dated the date of such authentication or the Certificates that the Certificateholder making the exchange is entitled to receive, as the case may be.

(f) The Certificate Registrar shall require that every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-9 or such other form as may be reasonably required by the Issuer, the Owner Trustee, the Depositor, the Certificate Paying Agent or the Certificate Registrar in order to comply with Applicable Anti-Money Laundering Law, and to establish such transferee’s complete exemption from deduction or withholding (including backup withholding) of U.S. federal income tax in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Person’s attorney duly authorized in writing.

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(g) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

(h) The Certificate Registrar shall cancel and retain or destroy, in accordance with the Certificate Registrar’s retention policy then in effect, all Certificates surrendered for registration of transfer or exchange and shall upon written request certify to the Depositor as to such retention or destruction. No transfer will be effectuated hereunder unless the Certificate Registrar has received the transfer documentation required hereunder.

(i) The provisions of this Section generally are intended, among other things, to prevent the Issuer from being characterized as a “publicly traded partnership,” within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Section 1.7704-1 (e) and (h), and the Depositor shall take such intent into account in determining whether or not to consent to any proposed transfer of any Certificate.

(j) The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register any transfer or exchange of Certificates for a period of fifteen (15) days preceding the due date for any payment with respect to the Certificates.

SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Certificates. If any mutilated Certificate is surrendered to the Certificate Registrar, or if the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been transferred to a protected purchaser and provided that the requirements of Section 8-405 of the UCC are met, the Owner Trustee on behalf of the Issuer shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate for the same percentage of beneficial interest in the Issuer. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 3.06. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Certificate Paying Agent and any of their respective agents may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Certificate Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

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SECTION 3.07. Access to List of Certificateholders’ Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer, the Paying Agent or the Depositor, as the case may be, within 15 days after its receipt of a request therefor from the Owner Trustee, the Servicer, the Paying Agent or the Depositor in writing, a list, in such form as the Owner Trustee, the Servicer, the Paying Agent or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. The Certificate Registrar shall also promptly furnish to the Owner Trustee and the Paying Agent a copy of such list at any time there is a change therein. If three or more Certificateholders or one or more Holders of Certificates evidencing, in the aggregate, not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived. The Certificate Registrar shall upon the request of the Owner Trustee provide such list, or access to such list, of Certificateholders as contemplated by this Section 3.06.

SECTION 3.08. Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Certificate Registrar for purposes of surrendering Certificates and registration or exchange of Certificates, and the Corporate Trust Office of the Owner Trustee for all other purposes. The Issuer shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

SECTION 3.09. Appointment of Certificate Paying Agent. Except during any period when the Indenture Trustee is authorized and directed to do so under the Indenture (i.e. prior to the termination of the Indenture and on any Distribution Date on which any Certificates are then held solely by the Administrator or one of its Affiliates), the Certificate Paying Agent shall make distributions to Certificateholders from the Collection Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee via its website. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee receives written notice from the Servicer that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be U.S. Bank Trust Company, National Association. The Certificate Paying Agent may resign as Certificate Paying Agent upon thirty (30) days’ written notice to the Depositor, the Owner Trustee and the Servicer. In the event that U.S. Bank Trust Company, National Association shall no longer be the Certificate Paying Agent, the Servicer shall appoint a successor Certificate Paying Agent (which shall be a national association, bank or trust company), which shall agree to act in accordance with

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the provisions of this Agreement applicable to it and otherwise acceptable to the Owner Trustee, to act as successor Certificate Paying Agent under this Agreement. The Servicer shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Servicer to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The rights, protections and immunities of the Indenture Trustee under the Indenture and the Sale and Servicing Agreement shall apply to U.S. Bank Trust Company, National Association also in its roles as Certificate Paying Agent and Certificate Registrar, for so long as U.S. Bank Trust Company, National Association shall act as Certificate Paying Agent and Certificate Registrar. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 3.10. Ownership by the Depositor of Certificates. The Depositor shall receive on the Closing Date in accordance with Section 3.02 beneficial and record ownership of a Certificate representing the entire beneficial interest in the Issuer.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE OR CERTIFICATEHOLDERS

SECTION 4.01. Prior Notice to Certificateholders with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless (i) the Owner Trustee has notified the Certificateholders in writing of the proposed action at least ten (10) days before the taking of such action (or such shorter period as shall be agreed to in writing by all Certificateholders) and (ii) the Owner Trustee has not received written notification from Certificateholders representing a majority of the outstanding beneficial interest in the Issuer prior to the tenth (10th) day (or such agreed upon shorter period) after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

(a) the initiation of any claim or lawsuit by the Issuer or the settlement or compromise of any action, claim or lawsuit involving the Issuer, in each case other than any action, claim, lawsuit or settlement brought in connection with the collection of the Receivables;

(b) the amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act);

(c) the amendment of the Indenture in circumstances where the consent of the Certificateholder is required and such consent has not been granted;

(d) the amendment of any Basic Document other than pursuant to, and in accordance with, the amendment provision set forth in such Basic Document; or

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(e) the appointment of a successor Owner Trustee or successor Indenture Trustee.

SECTION 4.02. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove the Administrator pursuant to Section 2.07 of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 2.07 of the Administration Agreement, (c) remove the Servicer pursuant to Section 8.01 of the Sale and Servicing Agreement or (d) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the authorized representative of Certificateholders representing a majority of the outstanding beneficial interest in the Issuer.

SECTION 4.03. Action with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer without the unanimous prior approval of all Certificateholders (including, if the Depositor is a Certificateholder, the Board of Managers (including the Independent Managers, as such term is defined in the Depositor’s limited liability company agreement) of the Depositor) and the delivery to the Owner Trustee of a written certification by each Certificateholder that such Certificateholder reasonably believes that the Issuer is insolvent.

SECTION 4.04. Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligations of the Issuer or of the Owner Trustee under any of the Basic Documents or would be contrary to the purposes of the Issuer as set forth in Section 2.03, or applicable law, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.05. Majority Control. To the extent that there is more than one Certificateholder, any action that may be taken by the Certificateholder under this Agreement may be taken by Certificateholders representing a majority of the outstanding beneficial interest in the Issuer. To the extent that there is more than one Certificateholder, except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders representing a majority of the outstanding beneficial interest in the Issuer at the time of delivery of such notice.

SECTION 4.06. Actions of Certificateholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee and, when required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, the Depositor and the Servicer, if made in the manner provided in this Section 4.06.

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(b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, the Depositor or the Servicer in reliance thereon, regardless of whether notation of such action is made upon such Certificate.

(c) The Owner Trustee may require such additional proof of any matter referred to in this Section 4.06 as it shall deem necessary.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.01. Establishment of Accounts.

(a) The Certificate Paying Agent, for the benefit of the Certificateholders, shall establish and maintain, or shall cause to be established and maintained, in the name of the Issuer, the certificate distribution account (the “Certificate Distribution Account”) (i) on or prior to the Distribution Date on which any Certificates are then held by anyone other than the Administrator or one of its Affiliates or (ii) if all the Certificates are held by the Administrator or one of its Affiliates, at the election of such Certificateholder. The Certificate Distribution Account shall be established and maintained as an Eligible Account, and bearing a designation clearly indicating that the funds deposited therein are held by the Issuer under the sole dominion and control of the Certificate Paying Agent for the benefit of the Certificateholders. No checks shall be issued, printed, or honored with respect to the Certificate Distribution Account.

(b) Subject to Section 5.01(c), the Certificate Paying Agent shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Certificate Paying Agent for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account or if the majority of Certificateholders, in their sole discretion, notify the Certificate Paying Agent in writing that the Certificate Distribution Account should be moved, then the Certificate Paying Agent (or the Administrator on behalf of the Certificate Paying Agent, if the Certificate Distribution Account is not then held by the Certificate Paying Agent or an Affiliate thereof) shall within 30 days establish a new equivalent Eligible Account at a depository institution or trust company selected by a majority of the Certificateholders and shall transfer any cash and/or any investments to such new account.

(c) Concurrently with the execution and delivery of the Indenture, the Servicer will establish and maintain, or shall cause to be established and maintained, at the direction of the Depositor, the Collection Account in the name of and under the control of the Indenture Trustee in accordance with Section 5.01 of the Sale and Servicing Agreement. The Indenture Trustee will be obligated to transfer to the Designated Account all funds or investments held in the Collection Account on the Distribution Date on which the Notes have been paid in full or the Indenture is

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otherwise terminated (excluding any amounts to be retained for distribution in respect of Notes that are not promptly delivered for payment on such Distribution Date), and to take all necessary or appropriate actions to transfer all right, title and interest of the Indenture Trustee in such funds or investments and all proceeds thereof to the Designated Account.

(d) Any amounts on deposit in the Certificate Distribution Account shall be held uninvested, and the Certificate Paying Agent shall not be liable for any interest thereon.

SECTION 5.02. Application of Amounts in Trust Accounts.

(a) On each Distribution Date, the Certificate Paying Agent shall distribute to the Certificateholders, to the extent of funds available, amounts on deposit in the Certificate Distribution Account that are distributable to the Certificateholders in accordance with the instructions of the Servicer pursuant to Section 5.06 of the Sale and Servicing Agreement or Section 5.04 of the Indenture, as applicable. Upon the release from the Lien of the Indenture of amounts on deposit in the Collection Account or any other portion of the Trust Estate, the Certificate Paying Agent will cause such property to be properly deposited into the Designated Account pursuant to Section 5.01(a) or distributed to the Certificateholders in accordance with the provisions of this Agreement, as the case may be.

(b) On each Distribution Date, the Certificate Paying Agent (or, if the Indenture Trustee is the Certificate Paying Agent with respect to the Certificates, the Indenture Trustee) shall send to each Certificateholder the statement provided to the Certificate Paying Agent (or the Indenture Trustee, as applicable) by the Servicer pursuant to Section 5.08 of the Sale and Servicing Agreement with respect to such Distribution Date.

(c) In the event that any withholding tax is imposed on the Issuer’s payment (or, if the Issuer is treated as a partnership for U.S. federal income tax purposes, allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any withholding tax that is legally owed by the Issuer (but such authorization shall not prevent the Certificate Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to any distribution (such as any distribution to a Non-U.S. Person), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this Section 5.02(c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Certificate Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Certificate Paying Agent for any out-of-pocket expenses incurred.

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SECTION 5.03. Method of Payment. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the related Record Date either by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register or by wire transfer, in immediately available funds, to the account of any Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date.

SECTION 5.04. Accounting and Reports to the Noteholders, the Certificateholders, the Internal Revenue Service and Others. The Administrator on behalf of the Issuer shall (a) maintain (or cause to be maintained) the books of the Issuer on a fiscal year basis or a calendar basis on the accrual method of accounting, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (excluding Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, (c) file any tax and information returns, and fulfill any other reporting requirements, relating to the Issuer, as may be required by the Code and applicable Treasury Regulations (including Treasury Regulation Section 1.6049-7), (d) for any period during which the beneficial ownership interests in the Issuer are held by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Issuer’s characterization as a partnership for U.S. federal income tax purposes, (e) cause such tax returns to be signed in the manner required by law, and (f) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Administrator on behalf of the Issuer shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Administrator on behalf of the Issuer shall not make the election provided under Section 754 of the Code. Notwithstanding anything to the contrary stated herein, the Owner Trustee shall be exclusively responsible for the mailing of any Schedule K-1’s necessary to enable each Certificateholder to prepare its federal and state income returns.

SECTION 5.05. Signature on Returns; Partnership Representative.

(a) The Administrator on behalf of the Issuer shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Administrator, pursuant to the power-of-attorney granted thereto pursuant to Section 2.04.

(b) In the event that the Issuer is classified as a partnership for U.S. federal income tax purposes, the Depositor (or a U.S. affiliate of the Depositor if the Depositor is ineligible) is hereby designated as the partnership representative under Section 6223(a) of the Code (and any corresponding provision of state law) to the extent allowed under the law (and as the tax matters partner for any applicable state law purposes), and the Issuer shall take any action necessary to effect such designation (including working with the Depositor to designate any designated individual required under the law). The Issuer shall (or the Depositor shall cause the Issuer to, or the Depositor shall instruct the Owner Trustee on behalf of the Issuer to), to the extent eligible, make the election under Section 6221(b) of the Code (and any corresponding provision of state law) with respect to determinations of adjustments at the partnership level and take any other action such as disclosures and notifications necessary to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the Issuer shall (or the Depositor shall cause the Issuer to, or the Depositor shall instruct the Owner Trustee on behalf of the Issuer

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to) make the election under Section 6226(a) of the Code (and any corresponding provision of state law) with respect to the alternative to payment of imputed underpayment by partnership and take any other action such as filings, disclosures and notifications necessary to effectuate such election. Notwithstanding the foregoing, each of the Issuer, Depositor and Owner Trustee is authorized, in its sole discretion, to make any available election related to Sections 6221 through 6241 of the Code (and any corresponding provision of state law) and take any action it deems necessary or appropriate to comply with the requirements of the Code and conduct the Issuer’s affairs under Sections 6221 through 6241 of the Code (and any corresponding provision of state law). Each Certificateholder and, if different, each Certificate Owner shall promptly provide the Issuer, Depositor and Owner Trustee any requested information, documentation or material to enable the Issuer to make any of the elections described in this clause (b) and otherwise comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law). Each Certificate Owner shall hold the Issuer and its affiliates harmless for any expenses or losses (i) resulting from a Certificate Owner not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) or (ii) attributable to the management or defense of an audit under Section 6221 through 6241 of the Code (or any corresponding provision of state law) or otherwise suffered due to actions the Issuer or any of its affiliates takes to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law).

SECTION 5.06. Duties of Depositor on Behalf of Issuer. Except to the extent such responsibilities are assumed by the Administrator in the Administration Agreement or the Servicer in the Sale and Servicing Agreement, the Depositor shall, on behalf of the Issuer, prepare or cause to be prepared and, after execution by the Issuer and the Indenture Trustee, file with the Commission and any applicable state agencies documents required to be filed on a periodic basis with the Commission and any applicable state agencies (including any summaries thereof required by rules and regulations prescribed thereby), and transmit such summaries to the Noteholders pursuant to Section 7.03 of the Indenture.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is to be a party and any amendment thereto, and, on behalf of the Issuer, to direct the Indenture Trustee to authenticate and deliver the Class A-1 Notes in the aggregate principal amount of $260,000,000, the Class A-2a Notes in the aggregate principal amount of $240,000,000, the Class A-2b Notes in the aggregate principal amount of $198,130,000, the Class A-3 Notes in the aggregate principal amount of $438,130,000, the Class A-4 Notes in the aggregate principal amount of $93,750,000, the Class B Notes in the aggregate principal amount of $21,140,000 and the Class C Notes in the aggregate principal amount of $17,300,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer, pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Issuer as is permitted by the Basic Documents and that the Servicer or the Administrator recommends with respect to the Basic Documents, except to the extent this Agreement expressly requires the consent of the Certificateholders for such action.

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SECTION 6.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Issuer is a party and to administer the Issuer in accordance with the provisions hereof and of the Basic Documents and in the interest of the Certificateholders, subject to the Lien of the Indenture Trustee (on behalf of the Noteholders). Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out such obligations or fulfill such duties under the Administration Agreement.

SECTION 6.03. Duties of the Owner Trustee.

(a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management and administration of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.

(b) No provision of this Agreement shall be construed to relieve the Owner Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; provided, however, that:

(i) the duties and obligations of the Owner Trustee shall be determined solely by the express provisions of this Agreement, the Owner Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Owner Trustee, the permissive right of the Owner Trustee to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Owner Trustee, the Owner Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Owner Trustee and conforming on their face to the requirements of this Agreement;

(ii) the Owner Trustee shall not be personally liable for an error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Owner Trustee was negligent in performing its duties in accordance with the terms of this Agreement; and

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(iii) the Owner Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the direction of the Holders of the Certificates representing at least a majority of the beneficial interest in the Issuer, the Servicer, the Administrator or the Indenture Trustee.

(c) The Owner Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) All information obtained by the Owner Trustee regarding the Obligors and the Receivables contained in the Issuer, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Owner Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by any applicable law or regulation or pursuant to subpoena or is required to be made to regulators, auditors or other governmental authorities.

(e) Pursuant to Section 3.02 of the Sale and Servicing Agreement, in the event that the Owner Trustee discovers that a representation or warranty made by the Seller pursuant to Section 3.01 or 6.01 of the Sale and Servicing Agreement with respect to a Receivable was incorrect as of the time specified with respect to such representation and warranty and such incorrectness materially and adversely affects the interests of any Securityholder in such Receivable, the Owner Trustee shall give prompt written notice to the Servicer, the Depositor and the Indenture Trustee of such incorrectness. Pursuant to Section 4.06 of the Sale and Servicing Agreement, if the Owner Trustee discovers that any covenant of the Servicer set forth in Sections 4.02, 4.04 or 4.05 of the Sale and Servicing Agreement has been breached by the Servicer, the Owner Trustee shall give prompt written notice to the Servicer, the Depositor and the Indenture Trustee of such breach. For the avoidance of doubt, the Owner Trustee shall have no duty to monitor or investigate the accuracy of any of the Seller’s or the Servicer’s representations, warranties or covenants in the Sale and Servicing Agreement or other Basic Documents or to determine whether any breach of the Seller’s or the Servicer’s representation, warranties or covenants adversely affects any Securityholder of the Receivables.

SECTION 6.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any Basic Document to which the Issuer is a party or otherwise contemplated hereby, except as expressly provided by the terms of this Agreement, any Basic Document to which the Issuer is a party or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03. No implied duties (including fiduciary duties) or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file for the Issuer any tax, qualification to do business, Commission filing or any report for the Issuer to be made with the United States Department of the Treasury (or any bureau thereof), or to record this

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Agreement or any Basic Document. Notwithstanding anything to the contrary herein or in any Basic Document, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Issuer or any other Person any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, to the extent permitted by applicable law. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than the Lien of the Indenture) on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

SECTION 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the Basic Documents and (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

SECTION 6.06. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.03 or (b) that, to the actual knowledge of an Authorized Officer of the Owner Trustee, (x) would result in the Issuer’s becoming taxable as a corporation (as a publicly traded partnership or otherwise) for U.S. federal income tax purposes or (y) affect the treatment of the Notes as indebtedness for U.S. federal or state income tax purposes. The Certificateholders shall not have the authority to and, by acceptance of an ownership interest in any Certificate shall thereby be deemed to have covenanted not to, direct the Owner Trustee to take any action that would violate the provisions of this Section.

SECTION 6.07. Information to be Provided by the Owner Trustee. The Owner Trustee shall provide the Issuer and the Servicer (each, a “Nissan Party” and collectively the “Nissan Parties”) with (i) notification, as soon as practicable and in any event within ten (10) Business Days, of all demands communicated to a Responsible Officer of the Owner Trustee for the repurchase or release of any Receivables pursuant to Section 9.02 of the Sale and Servicing Agreement, and (ii) promptly upon the receipt of a written request by a Nissan Party, any other information in its possession reasonably requested by a Nissan Party to facilitate compliance by the Nissan Parties with Rule 15Ga-1 under the Exchange Act and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Owner Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act, nor shall it have any responsibility for making any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

SECTION 6.08. Form 10-D and Form 10-K Filings; Form 8-K Filings. So long as the Depositor is filing Exchange Act Reports with respect to the Issuer:

(a) (i) no later than each Distribution Date, the Owner Trustee shall notify the Depositor of any Form 10-D Disclosure Item with respect to the Owner Trustee, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor and (ii) no later than June 15 of each calendar year, commencing June 15, 2027, the Owner Trustee shall notify the Depositor in writing of any affiliations or relationships between the Owner Trustee and any Item 1119 Party; provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year; and

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(b) the Owner Trustee shall promptly notify the Depositor, but in no event later than four (4) Business Days after its occurrence, of any resignation, removal, replacement, or substitution of the Owner Trustee of which a Responsible Officer of the Owner Trustee, has actual knowledge (other than a Reportable Event described in clause (e) of the definition thereof as to which the Depositor or the Servicer has actual knowledge). The Owner Trustee shall be deemed to have actual knowledge of any such event solely to the extent that it relates to the Owner Trustee in its individual capacity or any action taken by the Owner Trustee (and not by someone else on its behalf) under this Agreement.

ARTICLE VII

CONCERNING THE OWNER TRUSTEE

SECTION 7.01. Rights of the Owner Trustee. Except as otherwise provided in Article VI:

(a) in accordance with Section 7.04, the Owner Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of an authorized signatory, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, as provided in the Administration Agreement, the Servicer or the Indenture Trustee, or the Certificateholders, as provided herein;

(c) other than in connection with an Asset Review, the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or the Sale and Servicing Agreement, or to institute, conduct or defend any litigation under this Agreement, or in relation to this Agreement or the Sale and Servicing Agreement, at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Agreement or the Sale and Servicing Agreement, unless such Securityholders shall have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

(d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(e) the Owner Trustee shall not be bound to recalculate, re-verify, or make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates representing not less than 25% of the beneficial interest in the Issuer; provided, however, that if the payment within a reasonable time to the Owner Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Owner Trustee, not reasonably assured to the Owner Trustee by the security afforded to it by the terms of this Agreement, the Owner Trustee may

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require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the Administrator shall pay or reimburse the Owner Trustee for the reasonable expense of every such examination; and nothing in this clause shall derogate from the obligation of the Administrator to observe any applicable law prohibiting disclosure of information regarding the Obligors;

(f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Servicer, the Depositor, the Indenture Trustee or any other Person under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to monitor, supervise or perform the obligations of the Issuer or any other Person (including the Owner Trustee) under the Basic Documents that are required to be performed by any other Person under the Basic Documents;

(g) the Owner Trustee shall not be liable or responsible for delays or failures in the performance of its obligations hereunder arising out of or caused, directly or indirectly, by circumstances beyond its control (such acts include but are not limited to acts of God, epidemic or pandemic, quarantine, shelter-in-place or similar directive, guidance, policy or other action by any governmental authorities, strikes, lockouts, riots, acts of war and interruptions, losses or malfunctions of utilities, computer (hardware or software) or communication services);

(h) the Owner Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer has actual knowledge thereof or unless written notice thereof is received by a Responsible Officer in accordance with this Agreement;

(i) the Owner Trustee shall not be obligated to monitor, supervise or enforce the performance of the Depositor or the Sponsor under the Basic Documents, except as otherwise expressly specified herein;

(j) the Owner Trustee shall not be personally liable for special, indirect, consequential or punitive damages, however styled, including, without limitation, lost profits; and

(k) it shall be the Depositor’s duty and not the Owner Trustee’s duty or responsibility to cause the Issuer to comply with, respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other similar proceeding or inquiry relating in any way to the Issuer, its assets or the conduct of its business. In the event that the Owner Trustee receives any notice of such proceeding or inquiry, the Owner Trustee shall promptly give such notice to the Depositor and the Certificateholders. The Owner Trustee hereby agrees to cooperate and to comply with any reasonable request made by the Depositor and the Certificateholders or their respective designees for the delivery of information or documents to such party in the Owner Trustee’s actual possession relating to any such regulatory, administrative, governmental, investigative or other similar proceeding or inquiry.

SECTION 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

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SECTION 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor and for the benefit of the Certificateholders, that:

(a) It is a national banking association with trust powers duly organized and validly existing under the laws of the United States of America. It has full power, right and authority to execute, deliver and perform its obligations under this Agreement and each other Basic Document.

(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and each other Basic Document to which it is a party, and this Agreement and each other Basic Document to which it is a party has been executed and delivered by one of its officers duly authorized to execute and deliver this Agreement and each other Basic Document to which it is a party on its behalf.

(c) This Agreement constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d) It is authorized to exercise trust powers in the State of Delaware as and to the extent contemplated herein or has appointed a Delaware trustee that is so authorized and it has a principal place of business in the State of Delaware or has appointed a Delaware trustee that has such a principal place of business.

(e) Neither the execution nor the delivery by it of this Agreement nor the consummation by the Owner Trustee of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

SECTION 7.04. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no liability to anyone in acting or refraining from acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer or other authorized officers or agents of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

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(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not, to the actual knowledge of the Owner Trustee, contrary to this Agreement or any Basic Document.

SECTION 7.05. Not Acting in Individual Capacity. In accepting the trusts hereby created, Wilmington Trust acts solely as Owner Trustee hereunder and not in its individual capacity. Except with respect to a claim based on the Owner Trustee’s willful misconduct, bad faith or negligence, no recourse shall be had for any claim based on any provision of this Agreement, the Notes or Certificates, or based on rights obtained through the assignment of any of the foregoing, against the institution serving as the Owner Trustee in its individual capacity. The Owner Trustee shall not have any personal obligation, liability or duty whatsoever to any Securityholder or any other Person with respect to any such claim and any such claim shall be asserted solely against the Issuer or any indemnitor who shall furnish indemnity as provided in this Indenture.

SECTION 7.06. Owner Trustee Not Liable for Certificates or Receivables. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of the Notes (other than the execution by the Owner Trustee on behalf of the Issuer of, and the certificate of authentication on, the Certificates). The Owner Trustee shall have no obligation to perform any of the duties of the Servicer or Administrator.

The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Certificates, the Notes or any Receivable, any ownership interest in any Financed Vehicle, or the maintenance of any such ownership interest, or for or with respect to the efficacy of the Issuer or its ability to generate the payments to be distributed to Securityholders under this Agreement or the Indenture, as applicable, including without limitation the validity of the assignment of the Receivables to the Issuer or of any intervening assignment; the existence, condition, location and ownership of any Receivable or Financed Vehicle; the existence and enforceability of any physical damage or credit life or credit disability insurance; the existence and contents of any retail installment sales contract or any computer or other record thereof; the completeness of any retail installment sales contract; the performance or enforcement of any retail installment sales contract; the compliance by the Issuer with any covenant or the breach by the Issuer of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Owner Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof; the acts or omissions of the Issuer or the Servicer; or any action by the Owner Trustee taken at the instruction of the Certificateholders, provided, however, that the foregoing shall not relieve the Owner Trustee of its obligation to perform its duties under this Agreement.

The Owner Trustee shall not be accountable for the use or application by the Issuer of any of the Certificates or of the proceeds of such Certificates, of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Certificates.

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SECTION 7.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity (but not in its fiduciary capacity) may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking or other transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

SECTION 8.01. Owner Trustee’s Fees and Expenses. The Administrator shall pay to the Owner Trustee from time to time compensation (which shall not be limited by any provision of law with respect to the compensation of a trustee of an express trust) for its services as have been separately agreed upon before the date hereof. The Administrator shall reimburse the Owner Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Owner Trustee’s agents, counsel, accountants and experts directly related to its services hereunder (“Expenses”).

SECTION 8.02. Indemnification. Pursuant to Section 2.01(a)(ii) of the Administration Agreement, the Administrator shall indemnify, defend and hold harmless the Owner Trustee, the Certificate Registrar and any Certificate Paying Agent and their respective successors, assigns, agents, servants, officers and employees (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against any and all loss, liability, claim, tort, penalty or Expense (including reasonable fees and expenses of counsel and other experts) of any kind or nature whatsoever incurred by or asserted against such Indemnified Party in connection with or arising out of the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, including, without limitation, any legal fees or expenses incurred in connection with any action, suit, arbitration or mediation brought by the Owner Trustee, Certificate Registrar or Certificate Paying Agent to enforce any indemnification or other obligation of the Administrator or the Servicer or other Persons or in connection with investigating, preparing or defending any legal action, commenced or threatened, in connection with the exercise or performance of any of its powers or duties under this Agreement. The Owner Trustee, the Certificate Registrar or the Certificate Paying Agent, as applicable, shall notify the Administrator promptly of any claim for which any Indemnified Party may seek indemnity. Failure by the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent, as applicable, to so notify the Administrator shall not relieve the Administrator of its obligations hereunder, except to the extent such failure shall materially adversely affect the Administrator’s defenses in respect thereof. In case any such action is brought against any Indemnified Party under this Section 8.02 and the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent, as applicable, notifies the Administrator of the commencement thereof, the Administrator will assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who may, unless there is, as evidenced by an opinion of counsel to such Indemnified Party stating that there is a conflict of interest, be counsel to the Administrator), and the Administrator will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. The Administrator need not reimburse any expense or indemnify against any loss,

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liability or expense incurred by any Indemnified Party through such Indemnified Party’s own willful misconduct, negligence or bad faith, or with respect to the Owner Trustee only, in the case of the inaccuracy of any representation or warranty of the Owner Trustee made in Section 7.03. The Indemnified Parties’ rights under this Article VIII shall survive the termination of this Agreement or the resignation or removal of the Owner Trustee, Certificate Registrar or Certificate Paying Agent. The Administrator will not be entitled to make any claim upon the Trust Estate for the payment of any liabilities or indemnified expenses in relation to the Administrator’s payment or indemnification of expenses incurred by any Indemnified Party in the performance of its duties hereunder. To the extent not paid by the Administrator and outstanding for at least 60 days, such fees and indemnities shall be paid pursuant to Section 5.06 of the Sale and Servicing Agreement or Section 5.04 of the Indenture, as applicable, provided, that prior to such payment pursuant to the Sale and Servicing Agreement or Indenture, the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent, as applicable, shall notify the Administrator in writing that such fees and indemnities have been outstanding for at least 60 days. If such fees and indemnities are paid pursuant to Section 5.06 of the Sale and Servicing Agreement or Section 5.04 of the Indenture, as applicable, the Administrator shall reimburse the Issuer in full for such payments.

SECTION 8.03. Payments to the Owner Trustee. Any amounts paid to any Indemnified Party pursuant to this Article VIII from assets in the Trust Estate shall be deemed not to be a part of the Trust Estate immediately after such payment.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

SECTION 9.01. Termination of Trust Agreement.

(a) This Agreement (other than Article VIII) shall terminate and the Issuer shall dissolve and be wound up in accordance with Section 3808 of the Statutory Trust Act, upon the latest of (i) satisfaction and discharge of the Indenture, (ii) the Optional Purchase pursuant to the Sale and Servicing Agreement and (iii) the final distribution of all funds or other property or proceeds of the Trust Estate in accordance with the terms of this Agreement, the Indenture and the Sale and Servicing Agreement (including, but not limited to, any property and proceeds to be deposited in the Collection Account pursuant to the terms of the Sale and Servicing Agreement or to be released by the Indenture Trustee from the Lien of the Indenture pursuant to the terms of the Indenture). The Administrator shall notify the Owner Trustee upon the occurrence of either of the events described in clauses (i), (ii) or (iii) of this Section 9.01(a). The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or the Trust Estate, nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Issuer.

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(c) Notice of any termination of this Agreement pursuant to Section 9.01(a), specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distributions and cancellation, shall, if any Certificates are then held by anyone other than the Depositor or any of its Affiliates, be given by the Owner Trustee to the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer or the Administrator, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that payment to be made on such Distribution Date will be made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent (if other than the Owner Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates (or, in the case of any Certificates held by the Depositor or any of its Affiliates, presentation of proof of cancellation of such Certificates), the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.02.

(d) In the event that one or more of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

(e) Upon the winding up of the Issuer by the Administrator and its termination, upon receipt of written instruction from the Administrator, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act. Thereupon, the Issuer and this Agreement (other than Article VIII) shall terminate.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.01. Eligibility Requirements for Owner Trustee. At all times, (i) the Owner Trustee or its direct or indirect parents shall be an entity having a combined capital and surplus of at least $50,000,000, (ii) the Owner Trustee shall be an entity subject to supervision or examination by federal or state authorities and (iii) the Owner Trustee shall be an entity authorized to exercise trust powers in the State of Delaware. If such entity shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of clause (i) of this Section 10.01, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

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SECTION 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days prior written notice thereof to the Depositor, the Servicer, the Indenture Trustee and the Administrator (and the Administrator will provide each Rating Agency with notice thereof pursuant to Section 2.01(d) of the Administration Agreement). If for any reason, Wilmington Trust or any of its Affiliates should assume the duties of the Indenture Trustee, then from that time forward Wilmington Trust, in its capacity as Owner Trustee, shall resign as Owner Trustee hereunder if any Event of Default under the Indenture occurs and is necessary to eliminate any conflict of interest under the TIA with the Indenture Trustee or any other trustee under the Indenture. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which shall be delivered to each of the resigning Owner Trustee and the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed or shall not have accepted such appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign promptly, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee by written instrument to such effect delivered to the Owner Trustee, the Depositor and the Indenture Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to each of the outgoing Owner Trustee so removed and the successor Owner Trustee, and the Administrator shall pay all fees, expenses and other compensation owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

SECTION 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor

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Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations. The successor Owner Trustee shall pay all reasonable costs and expenses incurred in connection with transferring the predecessor Owner Trustee’s duties and obligations to the successor Owner Trustee. To the extent not paid by the successor Owner Trustee, the Administrator shall pay all reasonable costs and expenses incurred in connection with transferring the predecessor Owner Trustee’s duties and obligations to the successor Owner Trustee.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall meet the criteria for eligibility set forth in Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, the Administrator shall mail or otherwise provide notice of the successor of the Owner Trustee to all Certificateholders, the Indenture Trustee, all Noteholders and the Rating Agencies. If the Administrator fails to mail or otherwise provide such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed or otherwise provided at the expense of the Administrator.

SECTION 10.04. Merger or Consolidation of Owner Trustee. Any Person (i) into which the Owner Trustee may be merged or converted or with which it may be consolidated, (ii) resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or (iii) succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee shall mail notice of such merger, conversion or consolidation to the Depositor, the Indenture Trustee and the Administrator (and the Administrator shall provide notice thereof to each Rating Agency pursuant to Section 2.01(d) of the Administration Agreement).

SECTION 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

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Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as if given to each of them. Each separate trustee and co-trustee, upon its acceptance of the powers and duties conferred thereto under this Agreement, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect, of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01. Amendments.

(a) Any term or provision of this Agreement may be amended by the Depositor and the Owner Trustee, without the consent of any other Person, subject to the satisfaction of one of the following conditions:

(1) the Depositor delivers an Officer’s Certificate or Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

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(2) the Rating Agency Condition is satisfied with respect to such amendment and the Depositor notifies the Owner Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended by the parties hereto (i) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders with the consent of the holders of Notes evidencing at least a majority of the Outstanding Principal Amount of the Controlling Class of the Notes or (ii) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders with the consent of Certificateholders evidencing at least a majority of the beneficial interest in the Outstanding Certificates. It will not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. For purposes of this Section 11.01, if NMAC and/or its Affiliates is the holder of Notes representing 100% of the Note Balance of the Outstanding Notes, such Person (or Persons) may consent to such amendment on behalf of the Noteholders. In determining whether NMAC and/or its Affiliates is the holder of Notes representing 100% of the Note Balance of the Outstanding Notes for purposes of the preceding sentence, any party shall be entitled to rely on an Officer’s Certificate or similar certification of NMAC or any Affiliate thereof to such effect.

(c) Prior to the execution of any amendment to this Agreement, the Servicer shall provide each Rating Agency, the Owner Trustee and the Indenture Trustee with written notice of the substance of such amendment. Promptly after the execution of any amendment to this Agreement, the Servicer shall furnish a copy of such amendment to each Rating Agency, the Indenture Trustee and the Owner Trustee.

(d) No amendment pursuant to this Section 11.01 shall be effective which affects the rights, protections, liabilities or duties of the Indenture Trustee, the Certificate Registrar, the Certificate Paying Agent or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed). The Indenture Trustee, the Certificate Registrar, the Certificate Paying Agent and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects such party’s own rights, duties, liabilities or immunities under this Agreement.

(e) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

(f) In the event that any Certificates are held by anyone other than NMAC or any of its Affiliates, this Agreement may only be amended if, in addition, (i) Certificateholders evidencing at least a majority of the beneficial interest in the Outstanding Certificates consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Depositor or an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Certificateholders.

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SECTION 11.02. No Legal Title to Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.03. Limitations on Rights of Others. Except for Section 2.06, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.06), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.04. Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing, which writing may be hand delivered, mailed by certified mail, postage prepaid, or delivered by facsimile or electronically by email (if an email address is provided), and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), addressed in each case as specified on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated by such party in a written notice to each other party. All notices, requests, reports, consents or other communications deliverable to any Rating Agency hereunder or under any other Basic Document shall be deemed to be delivered if a copy of such notice, request, report, consent or other communication has been posted on any website maintained by or on behalf of NMAC pursuant to a commitment to any Rating Agency relating to the Notes in accordance with 17 C.F.R. 240 17g-5(a)(3).

(b) Any notice required or permitted to be given a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

SECTION 11.05. Severability and Entire Agreement. If any one or more of the agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the other rights of the parties hereto or of the Certificates or the rights of the Holders thereof. This Agreement and the exhibits hereto set forth the entire agreement and understanding of the parties related to this transaction and supersedes all prior agreements and understandings, oral or written.

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SECTION 11.06. Counterparts and Electronic Signature. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by a digital signature provider) appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Other than with respect to instances in which manual signatures are expressly required by this paragraph, each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Agreement or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

SECTION 11.08. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, hereby covenants and agrees, and each Certificateholder, by accepting a Certificate, and the Indenture Trustee and any Noteholder by accepting the benefits of this Agreement, are thereby deemed to covenant and agree that they will not at any time institute against a Bankruptcy Remote Party, or join in any institution against such Bankruptcy Remote Party, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, nothing in this Section shall preclude, or be deemed to stop, the Owner Trustee (i) from taking any action in (A) any case or proceeding voluntarily filed or commenced by any Bankruptcy Remote Party or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Owner Trustee, or (ii) from commencing against any Bankruptcy Remote Party or any of their respective property any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding. This Section 11.08 shall survive the termination of this Agreement.

SECTION 11.09. No Recourse. Each Certificateholder by accepting an interest in a Certificate acknowledges that such Certificates represent beneficial interests in the Issuer only and do not represent interests in or obligations of the Depositor, NMAC (in any capacity), the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Certificates or the Basic Documents.

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(a) In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.12. Waiver of Jury Trial; Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of Delaware, the courts of the United States of America for the District of Delaware and appellate courts from any thereof;

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(b) consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11.04 of this Agreement;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Basic Document, or any matter arising hereunder or thereunder.

SECTION 11.13. Compliance with Anti-Money Laundering Law.

(a) To help the government fight the funding of terrorism and money laundering activities, the Customer Identification Program requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, the “USA PATRIOT Act”), the Financial Crimes Enforcement Network’s (“FinCEN”) Customer Due Diligence Requirements and such other laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions (“Applicable Anti-Money Laundering Law”), requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, in order to comply with Applicable Anti-Money Laundering Law, the Owner Trustee is required to obtain on or before closing and from time to time thereafter documentation to verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust, or other legal entity, the Owner Trustee will ask for documentation to verify its formation and existence as a legal entity, financial statements, licenses, tax identification documents, and identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities). The Owner Trustee may, to the fullest extent permitted by applicable law, including Applicable Anti-Money Laundering Law, conclusively rely on, and shall be fully protected and indemnified in relying on, any information received, and failure to provide such information may result in an inability of the Owner Trustee to perform its obligations hereunder which, at the sole option of the Owner Trustee, may result in the resignation of the Owner Trustee, in accordance with the terms of this Agreement. The parties hereto agree for purposes of Applicable Anti-Money Laundering Law, (a) each Certificateholder owning twenty-five percent (25%) or more of the beneficial interest in the Issuer is and shall be deemed to be the beneficial owners of the Issuer for purposes of providing the information required under Applicable Anti-Money Laundering Law, and (b) the Certificateholders are and shall be deemed to be the party with the power and authority to control the Issuer.

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(b) In addition to the Owner Trustee’s obligations under Applicable Anti-Money Laundering Law, the Corporate Transparency Act (31 U.S.C. § 5336) and its implementing regulations (collectively, the “CTA” and together with Applicable Anti-Money Laundering Law, “AML Law”), may require the Issuer to file reports with FinCEN after the date of this Agreement. It shall be the Depositor’s duty and not the Owner Trustee’s duty to cause the Issuer to make such filings and to cause the Issuer to comply with its obligations under the CTA, if any.

(c) The parties hereto agree for purposes of AML Law the Certificateholders are and shall be deemed to be the sole direct beneficial owners of the Issuer, acknowledge that the Owner Trustee acts solely as a directed trustee at the direction of the Certificateholders, the Depositor, the Administrator and the Servicer hereunder and that one or more Controlling Parties of the Certificateholder are and shall be deemed to be the Persons with the power and authority to exercise substantial control over the Issuer.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

NISSAN AUTO RECEIVABLES COMPANY II LLC, as Depositor

By:	/s/ Nathan Debernardi
Name: Nathan Debernardi
Title: Assistant Treasurer

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WILMINGTON TRUST, NATIONAL ASSOCIATION, as Owner Trustee

By:	/s/ Erika Forshtay
Name: Erika Forshtay
Title: Vice President

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U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Certificate Registrar and Certificate Paying Agent

By:	/s/ Juan S. Hernandez
Name: Juan S. Hernandez
Title: Vice President

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EXHIBIT A

FORM OF CERTIFICATE

CERTIFICATE

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS NON-TRANSFERABLE OTHER THAN AS SET FORTH HEREIN AND IN THE TRUST AGREEMENT (AS DEFINED BELOW).

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER, THE ADMINISTRATOR, NMAC, NARC II, NISSAN NORTH AMERICA, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO.

THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR “BLUE SKY” LAWS. IN SUCH CASE THE OWNER TRUSTEE SHALL REQUIRE (I) THAT THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (II) IF REQUESTED BY THE OWNER TRUSTEE, A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CERTIFICATE FOR ALL PURPOSES.

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EACH PURCHASER AND TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT IS NOT AND WILL NOT BE ACQUIRING OR HOLDING THE CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO THE TITLE I OF ERISA, A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING AND, IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW) THAT IS SUBJECT TO ANY STATE, LOCAL OR OTHER LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY AND PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE (OR INTEREST THEREIN) WILL NOT RESULT IN A VIOLATION OF SIMILAR LAW AND WILL NOT RESULT IN THE ASSETS OF THE ISSUER BEING (I) CONSIDERED PLAN ASSETS OF SUCH PLAN OR (II) SUBJECT TO SIMILAR LAW. A “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR AN ENTITY OR ACCOUNT DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING.

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NISSAN AUTO RECEIVABLES 2026-A OWNER TRUST

ASSET-BACKED CERTIFICATE

Evidencing a 100% beneficial interest in the Issuer, as defined below, the property of which includes a pool of retail installment sale contracts secured by new, near-new and used automobiles and light-duty trucks.

This Certificate does not represent an interest in or obligation of Nissan Auto Receivables Company II LLC, Nissan Motor Acceptance Company LLC, Nissan North America, Inc., the Owner Trustee or any of their respective Affiliates, except to the extent described below.

NUMBER R-1                                     100% Beneficial Interest

THIS CERTIFIES THAT ________________________________________ is the registered owner of 100% nonassessable, fully-paid, beneficial ownership interest in Nissan Auto Receivables 2026-A Owner Trust (the “Issuer”) formed by the Depositor.

The Issuer was created pursuant to the Original Trust Agreement, dated as of April 9, 2026, as amended and restated by the Amended and Restated Trust Agreement dated as of May 27, 2026 (as amended, supplemented or otherwise modified and in effect from time to time, the “Trust Agreement”), between Nissan Auto Receivables Company II LLC, as depositor (the “Depositor”), Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), and U.S. Bank Trust Company, National Association, as certificate registrar and certificate paying agent, a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in Appendix A to the Sale and Servicing Agreement, dated as of May 27, 2026 (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, Nissan Motor Acceptance Company LLC (“NMAC”), as servicer (the “Servicer”), and U.S. Bank Trust Company, National Association, as indenture trustee.

This Certificate is one of the duly authorized Certificates designated as “Asset Backed Certificates” (the “Certificates”) issued pursuant to the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new, near-new and used automobiles and light-duty trucks (the “Receivables”), all monies received after the Cut-off Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The rights of the Issuer in the foregoing property have been pledged by the Issuer to the Indenture Trustee to secure the payment of the Notes.

The Certificate represents obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Depositor or any of its Affiliates.

The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

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It is the intent of the Depositor, NMAC and the Certificateholders that for purposes of U.S. federal income tax, state and local income tax, any state single business tax and any other income taxes, the Issuer will be treated as a division or branch of the Person holding the beneficial ownership interests in the Issuer for any period during which the beneficial ownership interests in the Issuer are held by one person, and will be treated as a partnership, and the Certificateholders will be treated as partners in that partnership, for any period during which the beneficial ownership interests in the Issuer are held by more than one person. Each Certificateholder, by acceptance of a Certificate or any beneficial interest on a Certificate, agrees to treat, and to take no action inconsistent with the foregoing intention, except as may otherwise be required by applicable law. Each Certificateholder, by its acceptance of a Certificate or any beneficial interest in a Certificate, covenants and agrees that such Certificateholder will not at any time institute against any Bankruptcy Remote Party, or join in any institution against any Bankruptcy Remote Party of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States, federal or state bankruptcy or similar law.

Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder’s Certificates represent beneficial interests in the Issuer only and do not represent interests in or obligations of Depositor, NMAC, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in the Trust Agreement, the Certificates or the Basic Documents. In furtherance of and not in derogation of the foregoing, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Trust Agreement.

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Distributions on this Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to each Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final payment to the Certificateholders.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or an authenticating agent, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.

NISSAN AUTO RECEIVABLES 2026-A OWNER TRUST

	By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

Dated:	By:
Authorized Signatory

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OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee		Or	___________________________________, not in its individual capacity but solely as Authenticating Agent

By:		BY:
	Authorized Signatory		Authorized Signatory

Date:

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(REVERSE OF CERTIFICATE)

The Certificates do not represent an obligation of, or an interest in, the Owner Trustee, NMAC, the Depositor, Nissan North America, Inc. or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth in the Indenture, the Trust Agreement and the Sale and Servicing Agreement. The Depositor will furnish, upon the request of any holder of a Certificate, such information as is specified in paragraph (d)(4) of Rule 144A of the Securities Act of 1933, as amended, with respect to the Issuer.

The Trust Agreement may be amended by the parties thereto, without the consent of any other Person in the manner set forth in Section 11.01 of the Trust Agreement.

As provided in the Trust Agreement, if and to the extent transfers are permitted, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same class and in authorized denominations evidencing the same aggregate interest in the Issuer will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust Company, National Association and the initial address of the offices of the Certificate Registrar is 111 Fillmore Avenue East, St. Paul, Minnesota 55107, Attention: Bondholder Services.

The Owner Trustee, the Certificate Registrar, the Certificate Paying Agent and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate upon the latest of (i) satisfaction and discharge of the Indenture, (ii) the Optional Purchase pursuant to the Sale and Servicing Agreement and (iii) the final distribution of all funds or other property or proceeds of the Trust Estate in accordance with the terms of this Agreement, the Indenture and the Sale and Servicing Agreement (including, but not limited to, any property and proceeds to be deposited in the Collection Account pursuant to the terms of the Sale and Servicing Agreement or to be released by the Indenture Trustee from the Lien of the Indenture pursuant to the terms of the Indenture).

The Certificates may not be transferred, sold, pledged or otherwise disposed to or for the account of a Benefit Plan Investor. The Certificates may not be acquired by a Benefit Plan Investor. By accepting and holding this Certificate, the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan Investor and is not, and will not be, acquiring or holding this Certificate or an interest therein for the account of a Benefit Plan Investor. If the holder hereof is a Plan that is subject to Similar Law, it shall be deemed to have represented and warranted that its acquisition, holding and disposition of this Certificate or an interest therein will not result in a violation of Similar Law and will not result in the assets of the Issuer being considered (a) plan assets of such Plan or (b) subject to Similar Law.

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In the event of any conflict or inconsistency between the terms of this Certificate and the term of the Basic Documents, the terms of the Basic Documents shall control.

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ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

                                       Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

*/
Signature Guaranteed:

*/

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

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EXHIBIT B

FORM OF TRANSFEREE REPRESENTATION LETTER

[Date]

Nissan Auto Receivables 2026-A Owner Trust

Wilmington Trust, National Association,

not in its individual capacity but solely as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Nissan Auto Receivables 2026-A Owner Trust

U.S. Bank Trust Company, National Association,

as Certificate Registrar

111 Fillmore Avenue East

St. Paul, Minnesota 55107

Attention: Bondholder Services

Attention: Corporate Trust Services — Nissan Auto Receivables 2026-A Owner Trust

Re:	Transfer of Nissan Auto Receivables 2026-A Owner Certificates (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered pursuant to Section 3.04 of the Amended and Restated Trust Agreement, dated as of May 27, 2026 (the “Trust Agreement”), between Nissan Auto Receivables Company II LLC, as Depositor, Wilmington Trust, National Association, as Owner Trustee (the “Owner Trustee”), and U.S. Bank National Association, as Certificate Registrar and Certificate Paying Agent, in connection with the transfer by _________________________ (the “Seller”) to the undersigned (the “Purchaser”) of __________% beneficial interest in the Issuer. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement.

In connection with such transfer, the undersigned hereby represents and warrants to you and the addressees hereof as follows:

☐	The Purchaser is a United States Person as defined in the Trust Agreement.

☐	Following such transfer, neither the Seller nor the Purchaser holds less than 5% beneficial interest in the Issuer, unless the Seller transfers their entire beneficial interest in the Issuer.

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The Purchaser is not the Depositor and the Purchaser received beneficial and record ownership of Certificates representing less than 100% of the beneficial interest in the Issuer, and the transfer restrictions set forth in Section 3.04 of the Trust Agreement do not apply to this transfer of Certificates.

B-1	NAROT 2026-A
Amended & Restated Trust Agreement

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The Purchaser is not (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) an entity or account deemed to hold the plan assets of any of the foregoing.

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If the Purchaser is an “employee benefit plan” (as defined in Section 3(3) of ERISA), that is not subject to ERISA, any “plan” as defined in Section 4975 of the Code that is not subject to Section 4975 of the Code or an entity deemed to hold plan assets of the foregoing (each, a “Plan”) that is subject to any state, local or other law that is similar to the fiduciary responsibility and prohibited transaction provisions of ERISA or Section 4975 of the Code (“Similar Law”), the Purchaser’s acquisition, holding and disposition of this Certificate (or interest therein) will not result in a violation of, Similar Law and will not result in the assets of the Issuer being considered (i) plan assets of such Plan or (ii) subject to Similar Law.

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The Purchaser has neither acquired nor will it transfer any Certificate it purchases (or any interest therein) or cause any such Certificates (or any interest therein) to be traded or readily available on or through (A) an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations, or (B) a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704(b)(2) of the Code.

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The Purchaser either (A) is not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) is such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in the Purchaser have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to the Purchaser’s ownership of Certificates and (y) it is not and will not be a principal purpose of the arrangement involving the Purchaser’s beneficial interest in any Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

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The Purchaser understands that no subsequent transfer of the Certificates is permitted unless it causes its proposed transferee to provide to the Issuer and the Certificate Registrar a letter substantially in the form of this Exhibit B to the Trust Agreement, as applicable; provided, however, that any attempted transfer that would either cause the aggregate number of registered holders of Certificates and holders of interests in Restricted Notes to exceed 95 shall be a void transfer.

B-2	NAROT 2026-A
Amended & Restated Trust Agreement

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The Purchaser understands that no transfer of a Certificate (or interest therein) is permitted (nor shall a Certificate be so held) if (i) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation and (ii) either (x) a member of such Section 385 Expanded Group owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded group that is a partner in the Section 385 Controlled Partnership, is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). For purposes of determining the Issuer’s ownership interests in clause (i) of the first sentence of this paragraph, any Restricted Notes shall be taken into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a Section 385 Controlled Partnership for purposes of applying this paragraph’s restriction (it being understood that if the Restricted Notes are taken into account as ownership interests for this purpose then the Restricted Notes are not also considered Notes for the Note ownership restriction of this paragraph).

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The Purchaser understands that no transfer of a Certificate (or interest therein) shall be permitted (nor shall a Certificate be so held) if (i) it results in the Issuer becoming an entity disregarded as separate from a Domestic Corporation for U.S. federal income tax purposes and (ii) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership) is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h) which includes such Domestic Corporation). For purposes of determining the Issuer’s ownership interests in clause (i) of the first sentence of this paragraph, any Restricted Notes shall be taken into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if the Restricted Notes are taken into account as ownership interests for this purpose then the Restricted Notes are not also considered Notes for the Note ownership restriction of this paragraph).

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The Purchaser understands that if it is acquiring the Certificates as agent or nominee for any other person(s), such person(s) confirm the representations in the above five paragraphs as such representations apply to such person(s).

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The Purchaser understands that the Opinion of Counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in the six preceding paragraphs.

B-3	NAROT 2026-A
Amended & Restated Trust Agreement

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(A) The Purchaser shall provide to the Trust Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226(a) of the Code (and any corresponding provision of state law) and (B) if the Purchaser is not the beneficial owner of the Certificates, such beneficial owner shall provide to the Trust Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226(a) of the Code (and any corresponding provision of state law) and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226(a) of the Code (or any corresponding provision of state law), hereby appoints the Purchaser as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code (and any corresponding provision of state law).

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In the event of any subsequent transfer of a Certificate (or any interest therein), it shall comply with Section 1446(f) of the Code (including with respect to deducting and withholding from the purchase price paid in respect of such Certificate unless the transferee obtained a certificate providing for an exemption from such withholding).

[Signature appears on next page]

B-4	NAROT 2026-A
Amended & Restated Trust Agreement

IN WITNESS WHEREOF, the Purchaser hereby executes this Transferee Representation Letter on the ___ day of _______________.

Very truly yours,

,
The Purchaser

By:
Name:
Title:

B-5	NAROT 2026-A
Amended & Restated Trust Agreement